UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01403)

Exact name of registrant as specified in charter:	Putnam Focused International Equity Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2023

Date of reporting period:	November 1, 2022 – April 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Focused International Equity Fund

Semiannual report
4 | 30 | 23

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEQUX

Putnam Focused
International Equity
Fund

Semiannual report
4 | 30 | 23

Message from the Trustees	1
Your fund at a glance	2
Your fund’s expenses	3
Other information for shareholders	5
Financial statements	6

Message from the Trustees

June 7, 2023

Dear Fellow Shareholder:

Stocks and bonds have generally advanced since the start of the year despite market ups and downs. Inflation has fallen but remains a concern for the Federal Reserve. U.S. interest rates have risen to their highest level since 2007, which is putting pressure on corporate earnings and causing stress in the banking system.

Fortunately, a strong pulse of innovation in the broader economy is gaining investor attention. International markets are becoming increasingly dynamic, in part because China’s economy is reopening after years of pandemic-related restrictions.

While remaining alert to market risks, your investment team is finding new and attractive opportunities across sectors, industries, and global markets. This report offers an update about their efforts in managing your fund.

Thank you for investing with Putnam.

Allocations are shown as a percentage of the fund’s net assets as of 4/30/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

2 Focused International Equity Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/22*	1.11%	1.86%	1.86%	1.36%	0.74%	0.86%
Annualized expense ratio for the
six-month period ended 4/30/23†	1.15%	1.90%	1.90%	1.40%	0.77%	0.90%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Includes a decrease of 0.05% from annualizing the performance fee adjustment for the six months ended 4/30/23.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/22 to 4/30/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.44	$10.61	$10.62	$7.83	$4.32	$5.04
Ending value (after expenses)	$1,258.10	$1,252.80	$1,254.10	$1,256.60	$1,260.80	$1,259.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Focused International Equity Fund 3

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/23, use the following calculation method. To find the value of your investment on 11/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.76	$9.49	$9.49	$7.00	$3.86	$4.51
Ending value (after expenses)	$1,019.09	$1,015.37	$1,015.37	$1,017.85	$1,020.98	$1,020.33

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

4 Focused International Equity Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of April 30, 2023, Putnam employees had approximately $467,000,000 and the Trustees had approximately $66,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Focused International Equity Fund 5

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

6 Focused International Equity Fund

The fund’s portfolio 4/30/23 (Unaudited)

COMMON STOCKS (97.5%)*	Shares	Value
Banks (6.1%)
Hana Financial Group, Inc. (South Korea)	611,474	$19,217,418
HDFC Bank, Ltd. (India) †	1,403,242	29,036,012
		48,253,430
Broadline retail (6.2%)
Alibaba Group Holding, Ltd. (China) †	2,167,900	22,739,732
Prosus NV (China)	354,248	26,529,186
		49,268,918
Capital markets (4.5%)
CI Financial Corp. (Canada)	1,964,440	19,342,089
London Stock Exchange Group PLC (United Kingdom)	154,924	16,242,415
		35,584,504
Diversified telecommunication services (3.0%)
Liberty Global PLC Class C (United Kingdom) †	1,188,365	24,171,344
		24,171,344
Entertainment (3.0%)
Universal Music Group NV (Netherlands)	1,098,987	24,039,537
		24,039,537
Health care technology (4.7%)
CompuGroup Medical SE & Co. KGaA (Germany)	674,925	37,042,829
		37,042,829
Household durables (8.2%)
Berkeley Group Holdings PLC (The) (United Kingdom)	602,836	33,690,806
Sony Group Corp. (Japan)	318,500	30,257,682
		63,948,488
Insurance (3.5%)
Admiral Group PLC (United Kingdom)	963,866	27,996,617
		27,996,617
Interactive media and services (3.2%)
Alphabet, Inc. Class C †	233,975	25,320,775
		25,320,775
IT Services (1.8%)
Tata Consultancy Services, Ltd. (India)	369,190	14,577,606
		14,577,606
Machinery (1.6%)
MinebeaMitsumi, Inc. (Japan)	702,800	13,029,732
		13,029,732
Media (2.9%)
Cogeco Communications, Inc. (Canada)	480,169	23,270,396
		23,270,396
Oil, gas, and consumable fuels (4.5%)
Canadian Natural Resources, Ltd. (Canada)	317,983	19,376,814
International Petroleum Corp. (Canada) †	1,645,962	16,028,126
		35,404,940
Passenger airlines (4.8%)
Ryanair Holdings PLC ADR (Ireland) †	400,593	38,292,685
		38,292,685
Personal care products (4.0%)
Unilever PLC (United Kingdom)	570,925	31,799,265
		31,799,265

Focused International Equity Fund 7

COMMON STOCKS (97.5%)* cont.	Shares	Value
Pharmaceuticals (8.4%)
AstraZeneca PLC (United Kingdom)	133,710	$19,675,143
Bayer AG (Germany)	403,410	26,568,015
Sanofi (France)	180,887	19,937,388
		66,180,546
Professional services (3.6%)
Thomson Reuters Corp. (Canada)	219,327	28,841,051
		28,841,051
Semiconductors and semiconductor equipment (10.7%)
Japan Material Co., Ltd. (Japan)	832,600	12,484,212
SK Square Co., Ltd. (South Korea) †	814,660	25,901,081
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	2,797,000	45,869,401
		84,254,694
Software (5.2%)
Constellation Software, Inc. (Canada)	20,759	40,631,163
Lumine Group, Inc. (Canada) †	62,284	838,973
		41,470,136
Technology hardware, storage, and peripherals (3.2%)
Samsung Electronics Co., Ltd. (South Korea)	508,076	25,032,087
		25,032,087
Trading companies and distributors (3.4%)
ITOCHU Corp. (Japan)	816,100	27,118,830
		27,118,830
Transportation infrastructure (1.0%)
Anhui Expressway Co., Ltd. Class H (China)	8,006,000	8,166,087
		8,166,087
Total common stocks (cost $779,136,362)		$773,064,497

SHORT-TERM INVESTMENTS (2.4%)*	Shares	Value
Putnam Short Term Investment Fund Class P 4.98% L	18,763,263	$18,763,263
Total short-term investments (cost $18,763,263)		$18,763,263

TOTAL INVESTMENTS
Total investments (cost $797,899,625)	$791,827,760

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2022 through April 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $792,756,088.
†	This security is non-income-producing.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United Kingdom	19.4%	United States	5.6%
Canada	18.7	India	5.5
Japan	10.5	Ireland	4.8
South Korea	8.9	Netherlands	3.0
Germany	8.0	France	2.5
China	7.3	Total	100.0%
Taiwan	5.8

8 Focused International Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$72,762,515	$24,039,537	$—
Consumer discretionary	—	113,217,406	—
Consumer staples	—	31,799,265	—
Energy	19,376,814	16,028,126	—
Financials	19,342,089	92,492,462	—
Health care	—	103,223,375	—
Industrials	67,133,736	48,314,649	—
Information technology	41,470,136	123,864,387	—
Total common stocks	220,085,290	552,979,207	—
Short-term investments	—	18,763,263	—
Totals by level	$220,085,290	$571,742,470	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Focused International Equity Fund 9

Statement of assets and liabilities 4/30/23 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $779,136,362)	$773,064,497
Affiliated issuers (identified cost $18,763,263) (Note 5)	18,763,263
Cash	10
Foreign currency (cost $5,043) (Note 1)	5,069
Dividends, interest and other receivables	1,767,600
Foreign tax reclaim	757,031
Receivable for shares of the fund sold	72,732
Prepaid assets	55,634
Total assets	794,485,836

LIABILITIES
Payable for shares of the fund repurchased	230,794
Payable for compensation of Manager (Note 2)	434,289
Payable for custodian fees (Note 2)	92,191
Payable for investor servicing fees (Note 2)	224,700
Payable for Trustee compensation and expenses (Note 2)	461,387
Payable for administrative services (Note 2)	4,113
Payable for distribution fees (Note 2)	155,560
Other accrued expenses	126,714
Total liabilities	1,729,748

Net assets	$792,756,088

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$857,960,001
Total distributable earnings (Note 1)	(65,203,913)
Total — Representing net assets applicable to capital shares outstanding	$792,756,088

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($711,182,384 divided by 51,655,956 shares)	$13.77
Offering price per class A share (100/94.25 of $13.77)*	$14.61
Net asset value and offering price per class B share ($2,476,177 divided by 217,526 shares)**	$11.38
Net asset value and offering price per class C share ($9,518,907 divided by 779,039 shares)**	$12.22
Net asset value, offering price and redemption price per class R share
($392,873 divided by 28,902 shares)	$13.59
Net asset value, offering price and redemption price per class R6 share
($24,122,637 divided by 1,655,470 shares)	$14.57
Net asset value, offering price and redemption price per class Y share
($45,063,110 divided by 3,112,328 shares)	$14.48

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

10 Focused International Equity Fund

Statement of operations Six months ended 4/30/23 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $959,203)	$6,367,413
Interest (including interest income of $723,803 from investments in affiliated issuers) (Note 5)	744,530
Securities lending (net of expenses) (Notes 1 and 5)	1,984
Total investment income	7,113,927

EXPENSES
Compensation of Manager (Note 2)	2,440,342
Investor servicing fees (Note 2)	682,404
Custodian fees (Note 2)	74,820
Trustee compensation and expenses (Note 2)	15,342
Distribution fees (Note 2)	914,714
Administrative services (Note 2)	16,154
Other	182,257
Total expenses	4,326,033
Expense reduction (Note 2)	(6,120)
Net expenses	4,319,913

Net investment income	2,794,014

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Securities from unaffiliated issuers (Notes 1 and 3)	214,659
Foreign currency transactions (Note 1)	13,925
Futures contracts (Note 1)	1,604,496
Total net realized gain	1,833,080
Change in net unrealized appreciation on:
Securities from unaffiliated issuers	163,212,361
Assets and liabilities in foreign currencies	66,993
Futures contracts	285,424
Total change in net unrealized appreciation	163,564,778

Net gain on investments	165,397,858

Net increase in net assets resulting from operations	$168,191,872

The accompanying notes are an integral part of these financial statements.

Focused International Equity Fund 11

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/23*	Year ended 10/31/22
Operations
Net investment income	$2,794,014	$21,216,769
Net realized gain (loss) on investments
and foreign currency transactions	1,833,080	(63,382,641)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	163,564,778	(242,473,230)
Net increase (decrease) in net assets resulting
from operations	168,191,872	(284,639,102)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(17,935,427)	(1,159,120)
Class B	(59,771)	(9,919)
Class C	(211,818)	(22,729)
Class R	(11,095)	(955)
Class R6	(635,703)	(24,186)
Class Y	(1,137,214)	(63,334)
Net realized short-term gain on investments
Class A	—	(51,892,383)
Class B	—	(444,081)
Class C	—	(1,017,537)
Class R	—	(42,747)
Class R6	—	(1,082,768)
Class Y	—	(2,835,368)
From net realized long-term gain on investments
Class A	—	(179,196,293)
Class B	—	(1,533,517)
Class C	—	(3,513,791)
Class R	—	(147,615)
Class R6	—	(3,739,046)
Class Y	—	(9,791,173)
Increase (decrease) from capital share transactions (Note 4)	(17,709,496)	161,128,574
Total increase (decrease) in net assets	130,491,348	(380,027,090)

NET ASSETS
Beginning of period	662,264,740	1,042,291,830
End of period	$792,756,088	$662,264,740

* Unaudited.

The accompanying notes are an integral part of these financial statements.

12 Focused International Equity Fund

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Focused International Equity Fund 13

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized										Ratio of	investment
	value,	investment	and unrealized	Total from	From net	From net			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	investment	realized gain on	From return	Total	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
April 30, 2023**	$11.25	.05	2.82	2.87	(.35)	—	—	(.35)	—	$13.77	25.81*	$711,182	.57*	.36*	8*
October 31, 2022	21.39	.36[d]	(5.16)	(4.80)	(.03)	(5.31)	—	(5.34)	—	11.25	(29.16)	594,911	1.11[e]	2.50[d]	32
October 31, 2021	16.77	.06	4.69	4.75	(.13)	—	—	(.13)	—	21.39	28.41	944,938	1.10	.31	125
October 31, 2020	16.51	.06	.21	.27	(.01)	—	—	(.01)	—	16.77	1.62	799,870	1.13	.39	62
October 31, 2019	14.72	.05	1.74	1.79	—	—	—	—	—[f,g]	16.51	12.16	871,070	1.15	.34	35
October 31, 2018	15.29	.03	(.54)	(.51)	(.05)	—	(.01)	(.06)	—	14.72	(3.39)	685,082	1.15	.19	60
Class B
April 30, 2023**	$9.28	—[f]	2.32	2.32	(.22)	—	—	(.22)	—	$11.38	25.28*	$2,476	.94*	(.02)*	8*
October 31, 2022	18.71	.25[d,i]	(4.34)	(4.09)	(.03)	(5.31)	—	(5.34)	—	9.28	(29.68)	2,782	1.86[e]	2.07[d,i]	32
October 31, 2021	14.68	(.08)	4.11	4.03	—	—	—	—	—	18.71	27.45	7,358	1.85	(.46)	125
October 31, 2020	14.56	(.05)	.17	.12	—	—	—	—	—	14.68	.82	8,168	1.88	(.36)	62
October 31, 2019	13.07	(.06)	1.55	1.49	—	—	—	—	—[f,g]	14.56	11.40	12,250	1.90	(.44)	35
October 31, 2018	13.63	(.08)	(.48)	(.56)	—	—	—	—	—	13.07	(4.11)	7,103	1.90	(.55)	60
Class C
April 30, 2023**	$9.96	—[f]	2.51	2.51	(.25)	—	—	(.25)	—	$12.22	25.41*	$9,519	.94*	(.02)*	8*
October 31, 2022	19.69	.24[d]	(4.63)	(4.39)	(.03)	(5.31)	—	(5.34)	—	9.96	(29.74)	9,277	1.86[e]	1.84[d]	32
October 31, 2021	15.45	(.09)	4.33	4.24	—	—	—	—	—	19.69	27.44	17,165	1.85	(.46)	125
October 31, 2020	15.32	(.05)	.18	.13	—	—	—	—	—	15.45	.85	18,122	1.88	(.36)	62
October 31, 2019	13.76	(.06)	1.62	1.56	—	—	—	—	—[f,g]	15.32	11.34	22,912	1.90	(.45)	35
October 31, 2018	14.35	(.08)	(.51)	(.59)	—	—	—	—	—	13.76	(4.11)	10,942	1.90	(.54)	60
Class R
April 30, 2023**	$11.08	.03	2.78	2.81	(.30)	—	—	(.30)	—	$13.59	25.66*	$393	.70 *	.24*	8*
October 31, 2022	21.21	.32[d]	(5.11)	(4.79)	(.03)	(5.31)	—	(5.34)	—	11.08	(29.42)	419	1.36[e]	2.25[d]	32
October 31, 2021	16.55	.01	4.65	4.66	—	—	—	—	—	21.21	28.16	751	1.35	.06	125
October 31, 2020	16.33	.03	.19	.22	—	—	—	—	—	16.55	1.35	752	1.38	.18	62
October 31, 2019	14.59	.01	1.73	1.74	—	—	—	—	—[f,g]	16.33	11.93	1,304	1.40	—[h]	35
October 31, 2018	15.16	(.01)	(.54)	(.55)	(.02)	—	—[f]	(.02)	—	14.59	(3.62)	282	1.40	(.08)	60
Class R6
April 30, 2023**	$11.91	.08	2.98	3.06	(.40)	—	—	(.40)	—	$14.57	26.08*	$24,123	.38*	.55*	8*
October 31, 2022	22.27	.40[d,i]	(5.42)	(5.02)	(.03)	(5.31)	—	(5.34)	—	11.91	(28.95)	18,763	.74[e]	2.67[d,i]	32
October 31, 2021	17.49	.14	4.90	5.04	(.26)	—	—	(.26)	—	22.27	28.95	20,410.73		.65	125
October 31, 2020	17.21	.13	.21	.34	(.06)	—	—	(.06)	—	17.49	1.99	19,620.74		.78	62
October 31, 2019	15.28	.12	1.81	1.93	—	—	—	—	—[f,g]	17.21	12.63	21,642.77		.73	35
October 31, 2018	15.87	.09	(.57)	(.48)	(.10)	—	(.01)	(.11)	—	15.28	(3.04)	17,636.76		.57	60

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

14 Focused International Equity Fund	Focused International Equity Fund 15

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized										Ratio of	investment
	value,	investment	and unrealized	Total from	From net	From net			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	investment	realized gain on	From return	Total	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	of capital	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class Y
April 30, 2023**	$11.83	.07	2.96	3.03	(.38)	—	—	(.38)	—	$14.48	25.98*	$45,063	.45*	.48*	8*
October 31, 2022	22.17	.40[d]	(5.40)	(5.00)	(.03)	(5.31)	—	(5.34)	—	11.83	(29.00)	36,113	.86[e]	2.68[d]	32
October 31, 2021	17.40	.12	4.87	4.99	(.22)	—	—	(.22)	—	22.17	28.78	51,671.85		.56	125
October 31, 2020	17.13	.11	.21	.32	(.05)	—	—	(.05)	—	17.40	1.83	42,867.88		.64	62
October 31, 2019	15.23	.09	1.81	1.90	—	—	—	—	—[f,g]	17.13	12.48	47,215.90		.58	35
October 31, 2018	15.81	.07	(.56)	(.49)	(.08)	—	(.01)	(.09)	—	15.23	(3.12)	33,325.90		.44	60

Before April 1, 2021, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.24	1.64%
Class B	0.25	2.01
Class C	0.23	1.76
Class R	0.23	1.65
Class R6	0.21	1.44
Class Y	0.23	1.57

e Includes one-time proxy cost of 0.01%.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to less than $0.01 per share outstanding on March 6, 2019.

h Amount represents less than 0.01%.

i The net investment income ratio and per share amount for the period noted may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

16 Focused International Equity Fund	Focused International Equity Fund 17

Notes to financial statements 4/30/23 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Additionally, references to “OTC”, if any, represent over-the-counter and references to “ESG”, if any, represent environmental, social and governance. Unless otherwise noted, the “reporting period” represents the period from November 1, 2022 through April 30, 2023.

Putnam Focused International Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of companies of any size outside the United States that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). The fund invests in both developed countries and in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes. The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. The fund expects to invest in a limited number of issuers.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

18 Focused International Equity Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Focused International Equity Fund 19

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management.

20 Focused International Equity Fund

Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan Chase Bank, N.A. ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Prior to May 2, 2023, the fund participated, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$—	$63,562,848	$63,562,848

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $797,614,223, resulting in gross unrealized appreciation and depreciation of $78,599,772 and $84,386,235, respectively, or net unrealized depreciation of $5,786,463.

Focused International Equity Fund 21

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI ACWI ex USA Index (Net Dividends) (MSCI World Index (Net Dividends) prior to April 1, 2021) measured over the performance period. Because the performance adjustment is based on a rolling thirty-six-month performance period, there will be a transition period during which the fund’s performance will be compared to a composite index that reflects the performance of the MSCI World Index (Net Dividends) for the portion of the performance period before April 1, 2021, and the performance of the MSCI ACWI ex USA Index (Net Dividends) for the remainder of the period. The maximum annualized performance adjustment rate is +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.319% of the fund’s average net assets, which included an effective base fee of 0.343% and a decrease of 0.024% ($185,752) based on performance.

Putnam Management has contractually agreed, through February 28, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not

22 Focused International Equity Fund

manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$625,845	Class R	379
Class B	2,530	Class R6	5,692
Class C	8,863	Class Y	39,095
		Total	$682,404

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $6,120 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $695, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to

Focused International Equity Fund 23

Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$851,693
Class B	1.00%	1.00%	13,763
Class C	1.00%	1.00%	48,227
Class R	1.00%	0.50%	1,031
Total			$914,714

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,662 from the sale of class A shares and received $10 and $91 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $72 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$57,999,160	$81,903,256
U.S. government securities (Long-term)	—	—
Total	$57,999,160	$81,903,256

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/23		YEAR ENDED 10/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	520,882	$6,756,776	1,262,742	$18,406,444
Shares issued in connection with
reinvestment of distributions	1,356,691	16,836,533	14,234,886	218,932,538
	1,877,573	23,593,309	15,497,628	237,338,982
Shares repurchased	(3,110,956)	(40,436,078)	(6,775,360)	(97,826,139)
Net increase (decrease)	(1,233,383)	$(16,842,769)	8,722,268	$139,512,843

24 Focused International Equity Fund

	SIX MONTHS ENDED 4/30/23		YEAR ENDED 10/31/22
Class B	Shares	Amount	Shares	Amount
Shares sold	20	$221	1,371	$15,296
Shares issued in connection with
reinvestment of distributions	5,638	57,961	150,835	1,926,166
	5,658	58,182	152,206	1,941,462
Shares repurchased	(88,007)	(946,601)	(245,495)	(2,955,496)
Net decrease	(82,349)	$(888,419)	(93,289)	$(1,014,034)

	SIX MONTHS ENDED 4/30/23		YEAR ENDED 10/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	23,310	$265,118	79,759	$1,031,161
Shares issued in connection with
reinvestment of distributions	18,970	209,427	331,640	4,546,789
	42,280	474,545	411,399	5,577,950
Shares repurchased	(194,265)	(2,203,506)	(351,925)	(4,584,026)
Net increase (decrease)	(151,985)	$(1,728,961)	59,474	$993,924

	SIX MONTHS ENDED 4/30/23		YEAR ENDED 10/31/22
Class R	Shares	Amount	Shares	Amount
Shares sold	4,122	$53,909	16,665	$234,447
Shares issued in connection with
reinvestment of distributions	897	10,998	12,469	189,402
	5,019	64,907	29,134	423,849
Shares repurchased	(13,943)	(174,830)	(26,702)	(361,966)
Net increase (decrease)	(8,924)	$(109,923)	2,432	$61,883

	SIX MONTHS ENDED 4/30/23		YEAR ENDED 10/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	147,104	$2,079,329	553,339	$7,606,144
Shares issued in connection with
reinvestment of distributions	42,332	554,968	298,399	4,846,000
	189,436	2,634,297	851,738	12,452,144
Shares repurchased	(108,881)	(1,537,887)	(193,455)	(2,973,371)
Net increase	80,555	$1,096,410	658,283	$9,478,773

	SIX MONTHS ENDED 4/30/23		YEAR ENDED 10/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	554,796	$7,674,969	794,334	$12,075,759
Shares issued in connection with
reinvestment of distributions	84,810	1,105,921	774,045	12,493,087
	639,606	8,780,890	1,568,379	24,568,846
Shares repurchased	(579,928)	(8,016,724)	(846,085)	(12,473,661)
Net increase	59,678	$764,166	722,294	$12,095,185

Focused International Equity Fund 25

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/22	cost	proceeds	income	of 4/30/23
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$4,730,400	$16,877,412	$21,607,812	$29,328	$—
Putnam Short Term
Investment Fund**	25,844,513	61,660,154	68,741,404	723,803	18,763,263
Total Short-term
investments	$30,574,913	$78,537,566	$90,349,216	$753,131	$18,763,263

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	60

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Equity contracts	$1,604,496	$1,604,496
Total	$1,604,496	$1,604,496

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Equity contracts	$285,424	$285,424
Total	$285,424	$285,424

26 Focused International Equity Fund

Note 8: Subsequent event

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. Therefore, the Board of Trustees of the Putnam Funds will be asked to approve a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable). If approved by the Board of Trustees, the new investment management contract will be presented to the shareholders of each Putnam Fund for their approval.

Focused International Equity Fund 27

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

28 Focused International Equity Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Michael J. Higgins	Janet C. Smith
State Street Bank	Vice President, Treasurer,	Vice President,
and Trust Company	and Clerk	Principal Financial Officer,
Principal Accounting Officer,
Legal Counsel	Jonathan S. Horwitz	and Assistant Treasurer
Ropes & Gray LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Focused International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Focused International Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2023